Schedule I — Parent Only Financial Information - Schedule of Condensed Statements of Operations (Details) - Parent [Member] - USD ($)	6 Months Ended
	Sep. 30, 2025	Sep. 30, 2024
Expenses
General and administrative expenses	$ 146,328
Total operating expenses	146,328
Other (expense) income
Interest income	82,082
Unrealized loss on equity security	(370,666)
Total other expense, net	(288,584)
Loss before tax	(434,912)
Provision for income tax
Net loss	$ (434,912)